Financial Supplement First Citizens BancShares, Inc. September 30, 2026
Summary Financial Data and Metrics

dollars in millions, except per share data	Three Months Ended					Increase (Decrease) From LQ (4)		Nine Months Ended		Increase (Decrease) From PYTD
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Results of Operations:
Net interest income	$1,699	$1,656	$1,621	$1,722	$1,734	$43	2.6%	$4,976	$5,092	$(116)	(2.3)%
Provision (benefit) for credit losses	55	(10)	72	54	191	65	650.2	117	460	(343)	(74.6)
Net interest income after provision for credit losses	1,644	1,666	1,549	1,668	1,543	(22)	(1.3)	4,859	4,632	227	4.9
Noninterest income	734	776	692	715	699	(42)	(5.4)	2,202	2,012	190	9.5
Noninterest expense	1,573	1,551	1,536	1,572	1,491	22	1.5	4,660	4,484	176	3.9
Income before income taxes	805	891	705	811	751	(86)	(9.8)	2,401	2,160	241	11.2
Income tax expense	199	219	171	231	183	(20)	(9.1)	589	534	55	10.2
Net income	606	672	534	580	568	(66)	(10.0)	1,812	1,626	186	11.5
Preferred stock dividends	29	32	26	14	14	(3)	(8.9)	87	43	44	100.3
Net income available to common stockholders	$577	$640	$508	$566	$554	$(63)	(10.0)%	$1,725	$1,583	$142	9.0%
Adjusted net income available to common stockholders (1)	$623	$659	$534	$634	$573	$(36)	(5.4)%	$1,816	$1,679	$137	8.2%
Pre-tax, pre-provision net revenue (PPNR) (1)	860	881	777	865	942	(21)	(2.5)	2,518	2,620	(102)	(3.9)
Adjusted PPNR (1)	919	896	811	883	973	23	2.5	2,626	2,767	(141)	(5.1)
Per Share Information:
Diluted earnings per common share (EPS)	$51.23	$55.52	$42.63	$45.81	$43.08	$(4.29)	(7.7)%	$149.14	$119.70	$29.44	24.6%
Adjusted diluted EPS (1)	55.37	57.09	44.86	51.27	44.62	(1.72)	(3.0)	157.02	127.03	29.99	23.6
Book value per common share at period end	1,756.40	1,767.79	1,735.18	1,718.71	1,672.54	(11.39)	(0.6)
Tangible book value per common share (TBV) (1) at period end	1,687.41	1,722.35	1,689.96	1,674.11	1,628.64	(34.94)	(2.0)
Key Performance Metrics:
Return on average assets (ROA)	1.00%	1.15%	0.93%	0.99%	0.98%	(15)	bps (5)	1.02%	0.95%	7	bps
Adjusted ROA (1)	1.08	1.18	0.97	1.10	1.01	(10)		1.08	1.01	7
PPNR ROA (1)	1.42	1.50	1.35	1.47	1.62	(8)		1.42	1.54	(12)
Adjusted PPNR ROA (1)	1.51	1.53	1.41	1.50	1.67	(2)		1.49	1.62	(13)
Return on average common equity (ROE)	11.33	12.58	9.88	10.66	10.26	(125)		11.26	9.82	144
Adjusted ROE (1)	12.24	12.94	10.39	11.93	10.62	(70)		11.85	10.43	142
Return on average tangible common equity (ROTCE) (1)	11.67	12.92	10.14	10.94	10.53	(125)		11.57	10.09	148
Adjusted ROTCE (1)	12.61	13.28	10.67	12.25	10.91	(67)		12.18	10.71	147
Efficiency ratio	64.68	63.75	66.41	64.53	61.27	93		64.92	63.12	180
Adjusted efficiency ratio (1)	59.59	60.05	62.13	60.79	56.78	(46)		60.56	58.08	248
Net interest margin (NIM) (2)	3.07	3.10	3.09	3.20	3.26	(3)		3.09	3.26	(17)
NIM, excluding purchase accounting accretion (PAA) (1) (2)	2.99	3.01	3.01	3.11	3.15	(2)		3.00	3.13	(13)
Select Balance Sheet Items at Period End:
Total investment securities	$44,875	$43,557	$42,986	$41,564	$45,124	$1,318	3.00%
Total loans and leases	157,190	151,034	148,692	147,930	144,758	6,156	4.10
Total operating lease equipment, net	9,765	9,755	9,685	9,621	9,446	10	0.10
Total deposits	185,264	173,427	170,842	161,578	163,190	11,837	6.80
Total borrowings	24,470	32,188	33,962	36,008	38,675	(7,718)	(24.00)
Loan to deposit ratio	84.85%	87.09%	87.04%	91.55%	88.71%	(224)	bps
Noninterest-bearing deposits to total deposits	22.89	24.49	25.52	25.16	26.20	(160)
Capital Ratios at Period End: (3)
Total risk-based capital ratio	12.90%	13.37%	13.51%	13.71%	14.05%	(47)	bps
Tier 1 risk-based capital ratio	11.32	11.73	11.79	11.91	12.15	(41)
Common equity Tier 1 ratio	10.24	10.77	10.83	11.15	11.65	(53)
Tier 1 leverage capital ratio	9.00	9.22	9.30	9.29	9.34	(22)
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.87%	0.96%	0.96%	0.88%	0.97%	(9)	bps
Allowance for loan and lease losses (ALLL) to loans and leases	0.91	0.98	1.05	1.06	1.14	(7)
Net charge-off ratio for the period	0.27	0.29	0.30	0.39	0.65	(2)		0.28	0.47	(19)	bps

(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impacts of Notable Items.

(2) Calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.
(4) Linked quarter
(5) Basis points
Note: Percent changes within this financial supplement are based on unrounded amounts and may not recalculate precisely using the displayed rounded amounts.

Consolidated Balance Sheets (Unaudited)

dollars in millions, except share data	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	Increase (Decrease) From LQ
Assets
Cash and due from banks	$981	$1,519	$1,080	$801	$874	$(538)	(35.5)%
Interest-earning deposits at banks	18,290	21,132	23,189	19,801	24,798	(2,842)	(13.4)
Securities purchased under agreements to resell	197	737	223	232	83	(540)	(73.3)
Investment in marketable equity securities	112	156	130	127	110	(44)	(28.5)
Investment securities available for sale	35,606	33,983	33,314	31,790	34,963	1,623	4.8
Investment securities held to maturity	9,157	9,418	9,542	9,647	10,051	(261)	(2.8)
Assets held for sale	142	93	1,122	804	112	49	52.3
Loans and leases	157,190	151,034	148,692	147,930	144,758	6,156	4.1
Allowance for loan and lease losses	(1,436)	(1,484)	(1,558)	(1,566)	(1,652)	(48)	(3.2)
Loans and leases, net of allowance for loan and lease losses	155,754	149,550	147,134	146,364	143,106	6,204	4.1
Operating lease equipment, net	9,765	9,755	9,685	9,621	9,446	10	0.1
Premises and equipment, net	2,751	2,523	2,499	2,447	2,283	228	9.0
Goodwill	418	346	346	346	346	72	20.7
Other intangible assets, net	349	171	182	195	208	178	103.5
Other assets	7,660	7,459	7,513	7,523	7,108	201	2.7
Total assets	$241,182	$236,842	$235,959	$229,698	$233,488	$4,340	1.8%
Liabilities
Deposits:
Noninterest-bearing	$42,402	$42,475	$43,606	$40,653	$42,752	$(73)	(0.2)%
Interest-bearing	142,862	130,952	127,236	120,925	120,438	11,910	9.1
Total deposits	185,264	173,427	170,842	161,578	163,190	11,837	6.8
Credit balances of factoring clients	1,578	1,339	1,284	1,148	1,326	239	17.9
Borrowings:
Short-term borrowings	116	152	170	224	423	(36)	(23.9)
Long-term borrowings	24,354	32,036	33,792	35,784	38,252	(7,682)	(24.0)
Total borrowings	24,470	32,188	33,962	36,008	38,675	(7,718)	(24.0)
Other liabilities	8,293	7,988	7,823	8,726	8,311	305	3.8
Total liabilities	219,605	214,942	213,911	207,460	211,502	4,663	2.2
Stockholders’ equity
Preferred stock	2,061	1,765	1,765	1,375	881	296	16.8
Common stock:
Class A - $1 par value	10	10	11	11	12	—	—
Class B - $1 par value	1	1	1	1	1	—	—
Additional paid in capital	—	—	—	—	270	—	—
Retained earnings	20,301	20,354	20,343	20,768	20,866	(53)	(0.3)
Accumulated other comprehensive (loss) income	(796)	(230)	(72)	83	(44)	(566)	(246.5)
Total stockholders’ equity	21,577	21,900	22,048	22,238	21,986	(323)	(1.5)
Total liabilities and stockholders’ equity	$241,182	$236,842	$235,959	$229,698	$233,488	$4,340	1.8%

Consolidated Statements of Income (Unaudited)

	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions, except share and per share data	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Interest income
Loans and leases	$2,341	$2,253	$2,206	$2,290	$2,300	$88	3.9%	$6,800	$6,806	$(6)	(0.1)%
Investment securities	427	401	384	424	433	26	6.2	1,212	1,266	(54)	(4.2)
Deposits at banks	197	197	196	226	265	—	—	590	766	(176)	(23.0)
Total interest income	2,965	2,851	2,786	2,940	2,998	114	4.0	8,602	8,838	(236)	(2.7)
Interest expense
Deposits	971	881	833	861	911	90	10.2	2,685	2,698	(13)	(0.5)
Borrowings	295	314	332	357	353	(19)	(6.1)	941	1,048	(107)	(10.2)
Total interest expense	1,266	1,195	1,165	1,218	1,264	71	5.9	3,626	3,746	(120)	(3.2)
Net interest income	1,699	1,656	1,621	1,722	1,734	43	2.6	4,976	5,092	(116)	(2.3)
Provision (benefit) for credit losses	55	(10)	72	54	191	65	650.2	117	460	(343)	(74.6)
Net interest income after provision for credit losses	1,644	1,666	1,549	1,668	1,543	(22)	(1.3)	4,859	4,632	227	4.9
Noninterest income
Rental income on operating lease equipment	288	280	281	281	273	8	2.9	849	815	34	4.2
Lending-related fees	83	73	69	64	67	10	14.6	225	202	23	10.9
Deposit fees and service charges	76	74	70	63	61	2	3.8	220	178	42	23.7
Client investment fees	68	59	53	54	58	9	13.1	180	163	17	10.9
Wealth management services	62	62	59	61	57	—	—	183	168	15	8.9
International fees	34	36	35	37	34	(2)	(2.1)	105	99	6	6.4
Factoring commissions	20	18	17	20	18	2	10.1	55	53	2	4.6
Cardholder services, net	40	38	38	37	39	2	4.7	116	121	(5)	(3.5)
Merchant services, net	12	13	13	13	12	(1)	(2.8)	38	39	(1)	0.1
Insurance commissions	12	13	13	12	13	(1)	(10.8)	38	41	(3)	(8.4)
Realized gain on sale of investment securities, net	28	—	—	3	—	28	NM	28	—	28	NM
Fair value adjustment on marketable equity securities, net	(23)	15	3	12	13	(38)	(257.2)	(5)	10	(15)	(151.2)
Gain on sale of leasing equipment, net	7	14	11	14	3	(7)	(48.1)	32	16	16	105.4
Loss on extinguishment of debt	(19)	(7)	(8)	(9)	—	(12)	(173.4)	(34)	—	(34)	NM
Other noninterest income	46	88	38	53	51	(42)	(49.4)	172	107	65	60.4
Total noninterest income	734	776	692	715	699	(42)	(5.4)	2,202	2,012	190	9.5
Noninterest expense
Depreciation on operating lease equipment	100	101	101	102	98	(1)	(0.6)	302	296	6	1.9
Maintenance and other operating lease expenses	66	67	65	64	67	(1)	(1.1)	198	180	18	10.2
Personnel cost	842	844	869	849	817	(2)	(0.3)	2,555	2,445	110	4.5
Net occupancy expense	64	59	60	61	58	5	6.4	183	177	6	3.4
Equipment expense	133	141	136	151	137	(8)	(5.4)	410	404	6	1.6
Professional fees	18	26	24	34	26	(8)	(28.8)	68	81	(13)	(16.9)
Third-party processing fees	112	100	93	75	67	12	13.1	305	193	112	57.6
FDIC insurance expense	37	39	38	27	38	(2)	(2.6)	114	114	—	—
Marketing expense	40	45	30	45	33	(5)	(10.2)	115	97	18	19.2
Acquisition-related expenses	18	8	5	33	28	10	110.8	31	108	(77)	(71.1)
Intangible asset amortization	14	11	13	13	13	3	32.3	38	41	(3)	(7.2)
Other noninterest expense	129	110	102	118	109	19	16.2	341	348	(7)	(2.1)
Total noninterest expense	1,573	1,551	1,536	1,572	1,491	22	1.5	4,660	4,484	176	3.9
Income before income taxes	805	891	705	811	751	(86)	(9.8)	2,401	2,160	241	11.2
Income tax expense	199	219	171	231	183	(20)	(9.1)	589	534	55	10.2
Net income	$606	$672	$534	$580	$568	$(66)	(10.0)%	$1,812	$1,626	$186	11.5%
Preferred stock dividends	29	32	26	14	14	(3)	(8.9)	87	43	44	100.3
Net income available to common stockholders	$577	$640	$508	$566	$554	$(63)	(10.0)%	$1,725	$1,583	$142	9.0%

Basic and diluted earnings per common share	$51.23	$55.52	$42.63	$45.81	$43.08	$(4.29)	(7.7)%	$149.14	$119.70	$29.44	24.6%
Weighted average common shares outstanding (basic and diluted)	11,250,519	11,535,792	11,924,899	12,363,028	12,849,339	(285,273)	(2.5)	11,567,933	13,217,940	(1,650,007)	(12.5)

Notable Items (1)

dollars in millions, except share and per share data	Three Months Ended					Increase (Decrease) From LQ	Nine Months Ended		Increase (Decrease) From PYTD
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025		September 30, 2026	September 30, 2025

Noninterest income (GAAP)	$734	$776	$692	$715	$699	$(42)	$2,202	$2,012	$190
Noninterest income notable items:
Rental income on operating lease equipment (2)	(166)	(168)	(166)	(166)	(165)	2	(500)	(476)	(24)
Realized gain on sale of investment securities, net	(28)	—	—	(3)	—	(28)	(28)	—	(28)
Fair value adjustment on marketable equity securities, net	23	(15)	(3)	(12)	(13)	38	5	(10)	15
Gain on sale of leasing equipment, net	(7)	(14)	(11)	(14)	(3)	7	(32)	(16)	(16)
Loss on extinguishment of debt	19	7	8	9	—	12	34	—	34
Total noninterest income notable items	(159)	(190)	(172)	(186)	(181)	31	(521)	(502)	(19)
Adjusted noninterest income (non-GAAP) (a)	575	586	520	529	518	(11)	1,681	1,510	171

Noninterest expense (GAAP)	1,573	1,551	1,536	1,572	1,491	22	4,660	4,484	176
Noninterest expense notable items:
Depreciation on operating lease equipment (2)	(100)	(101)	(101)	(102)	(98)	1	(302)	(296)	(6)
Maintenance and other operating lease equipment expense (2)	(66)	(67)	(65)	(64)	(67)	1	(198)	(180)	(18)
Personnel cost (3)	(6)	(8)	(12)	—	(6)	2	(26)	(6)	(20)
Professional fees (4)	(4)	(5)	(6)	—	—	1	(15)	—	(15)
FDIC insurance special assessment	—	—	—	12	—	—	—	—	—
Acquisition-related expenses	(18)	(8)	(5)	(33)	(28)	(10)	(31)	(108)	77
Intangible asset amortization	(14)	(11)	(13)	(13)	(13)	(3)	(38)	(41)	3
Other noninterest expense (5)	(10)	(5)	(4)	(4)	—	(5)	(19)	(18)	(1)
Total noninterest expense notable items	(218)	(205)	(206)	(204)	(212)	(13)	(629)	(649)	20
Adjusted noninterest expense (non-GAAP) (b)	1,355	1,346	1,330	1,368	1,279	9	4,031	3,835	196

Impact of notable items on adjusted pre-tax income (a)-(b)	59	15	34	18	31	44	108	147	(39)
Less: income tax impact of notable items (6)	13	(4)	8	(50)	12	17	17	51	(34)
Impact of notable items on adjusted net income	$46	$19	$26	$68	$19	$27	$91	$96	$(5)

Impact of notable items on adjusted basic and diluted EPS	$4.14	$1.57	$2.23	$5.46	$1.54	$2.57	$7.88	$7.33	$0.55
Weighted average common shares outstanding (basic and diluted)	11,250,519	11,535,792	11,924,899	12,363,028	12,849,339	(285,273)	11,567,933	13,217,940	(1,650,007)

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are deducted from rental income on operating lease equipment to calculate adjusted rental income on operating lease equipment (non-GAAP). There is no net impact to earnings for this non-GAAP item because adjusted noninterest income and expense are reduced by the same amount. Management believes adjusted rental income on operating lease equipment (non-GAAP) is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Personnel cost in 3Q26, 2Q26, and 1Q26 includes severance and retention costs in connection with business optimization; 3Q25 includes impairment of internal use software under development.
(4) Professional fees include costs for risk transformation and strategic enhancements to technology in 3Q26, 2Q26, and 1Q26.
(5) Other noninterest expense includes certain litigation expenses in 3Q26, 2Q26, and 1Q26, impairment of internal use software under development in 3Q26, a nonrecurring earnings credit accrual in 3Q26, a write-off of other assets in 1Q26, and a technology fee in 4Q25.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Average Balance Sheets

	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Loans and leases (1) (2)	$153,107	$149,275	$148,666	$145,689	$141,785	$3,832	2.6%	$150,366	$140,668	$9,698	6.9%
Investment securities	44,732	42,891	41,757	44,306	44,827	1,841	4.3	43,138	44,110	(972)	(2.2)
Securities purchased under agreements to resell	355	323	305	285	284	32	9.9	327	268	59	22.4
Interest-earning deposits at banks	21,538	21,501	21,824	23,014	24,146	37	0.2	21,620	23,386	(1,766)	(7.6)
Total interest-earning assets (2)	$219,732	$213,990	$212,552	$213,294	$211,042	$5,742	2.7%	$215,451	$208,432	$7,019	3.4%

Operating lease equipment, net	$9,785	$9,728	$9,660	$9,495	$9,463	$57	0.6%	$9,724	$9,412	$312	3.3%
Cash and due from banks	749	1,161	921	847	757	(412)	(35.5)	943	785	158	20.2
Allowance for loan and lease losses	(1,510)	(1,579)	(1,587)	(1,649)	(1,702)	69	4.4	(1,558)	(1,707)	149	8.7
All other noninterest-earning assets	11,971	11,900	11,635	11,445	10,969	71	0.6	11,837	10,940	897	8.2
Total assets	$240,727	$235,200	$233,181	$233,432	$230,529	$5,527	2.3%	$236,397	$227,862	$8,535	3.7%
Interest-bearing deposits
Checking with interest	$27,175	$26,146	$25,341	$23,907	$23,028	$1,029	3.9%	$26,227	$23,292	$2,935	12.6%
Money market	41,214	40,889	41,196	39,792	39,396	325	0.8	41,100	38,055	3,045	8.0
Savings	51,872	48,357	46,720	46,618	47,005	3,515	7.3	49,002	45,707	3,295	7.2
Time deposits	16,511	13,993	11,946	11,116	11,146	2,518	18.0	14,167	11,752	2,415	20.5
Total interest-bearing deposits	136,772	129,385	125,203	121,433	120,575	7,387	5.7	130,496	118,806	11,690	9.8
Borrowings:
Securities sold under customer repurchase agreements	$145	$162	$197	$265	$442	$(17)	(10.7)%	168	447	(279)	(62.4)%
Senior unsecured borrowings	2,031	1,136	718	556	555	895	78.8	1,300	428	872	203.8
Subordinated debt	1,729	1,755	1,771	1,774	1,350	(26)	(1.5)	1,751	1,262	489	38.8
Other borrowings	26,717	30,176	32,648	35,601	35,911	(3,459)	(11.5)	29,825	35,878	(6,053)	(16.9)
Long-term borrowings	30,477	33,067	35,137	37,931	37,816	(2,590)	(7.8)	32,876	37,568	(4,692)	(12.5)
Total borrowings	30,622	33,229	35,334	38,196	38,258	(2,607)	(7.8)	33,044	38,015	(4,971)	(13.1)
Total interest-bearing liabilities	$167,394	$162,614	$160,537	$159,629	$158,833	$4,780	2.9%	$163,540	$156,821	$6,719	4.3%

Noninterest-bearing deposits	$41,910	$41,254	$40,724	$41,758	$40,049	$656	1.6%	$41,300	$39,431	$1,869	4.7%
Credit balances of factoring clients	1,482	1,327	1,224	1,358	1,175	155	11.7	1,345	1,141	204	17.9
Other noninterest-bearing liabilities	7,937	7,825	8,209	8,490	8,181	112	1.4	7,990	8,058	(68)	(0.8)
Stockholders' equity	22,004	22,180	22,487	22,197	22,291	(176)	(0.8)	22,222	22,411	(189)	(0.8)
Total liabilities and stockholders’ equity	$240,727	$235,200	$233,181	$233,432	$230,529	$5,527	2.3%	$236,397	$227,862	$8,535	3.7%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Net Interest Income

	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Loans and leases (1) (2)	$2,341	$2,253	$2,206	$2,290	$2,300	$88	3.9%	$6,800	$6,806	$(6)	(0.1)%
Investment securities	423	398	382	421	430	25	6.2	1,203	1,257	(54)	(4.3)
Securities purchased under agreements to resell	4	3	2	3	3	1	12.8	9	9	—	—
Interest-earning deposits at banks	197	197	196	226	265	—	—	590	766	(176)	(23.0)
Total interest-earning assets (2)	$2,965	$2,851	$2,786	$2,940	$2,998	$114	4.0%	$8,602	$8,838	$(236)	(2.7)%

Interest-bearing deposits
Checking with interest	$113	$104	$95	$94	$99	$9	9.3%	$312	$300	$12	4.4%
Money market	250	240	242	260	280	10	4.1	732	806	(74)	(9.3)
Savings	461	420	398	412	435	41	9.6	1,279	1,280	(1)	(0.1)
Time deposits	147	117	98	95	97	30	26.0	362	312	50	16.0
Total interest-bearing deposits	971	881	833	861	911	90	10.2	2,685	2,698	(13)	(0.5)
Borrowings:
Securities sold under customer repurchase agreements	—	—	—	—	1	—	—	—	2	(2)	(100.0)
Senior unsecured borrowings	27	14	10	7	7	13	85.0	51	17	34	204.9
Subordinated debt	23	24	23	24	17	(1)	1.5	70	44	26	58.0
Other borrowings	245	276	299	326	328	(31)	(11.5)	820	985	(165)	(16.8)
Long-term borrowings	295	314	332	357	352	(19)	(6.1)	941	1,046	(105)	(10.1)
Total borrowings	295	314	332	357	353	(19)	(6.1)	941	1,048	(107)	(10.2)
Total interest-bearing liabilities	$1,266	$1,195	$1,165	$1,218	$1,264	$71	5.9%	$3,626	$3,746	$(120)	(3.2)%

Net interest income	$1,699	$1,656	$1,621	$1,722	$1,734	$43	2.6%	$4,976	$5,092	$(116)	(2.3)%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Yields, Rates, Net Interest Margin, and Deposits by Type

	Three Months Ended					Increase (Decrease) From LQ in bps	Nine Months Ended		Increase (Decrease) From PYTD in bps
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025		September 30, 2026	September 30, 2025
Loans and leases (1) (2)	6.07%	6.05%	6.01%	6.24%	6.44%	2	6.04%	6.46%	(42)
Investment securities	3.77	3.72	3.67	3.80	3.83	5	3.72	3.80	(8)
Securities purchased under agreements to resell	3.66	3.60	3.65	4.00	4.32	6	3.64	4.34	(70)
Interest-earning deposits at banks	3.64	3.67	3.64	3.90	4.36	(3)	3.65	4.38	(73)
Total interest-earning assets (2)	5.36%	5.34%	5.30%	5.48%	5.64%	2	5.33%	5.66%	(33)

Interest-bearing deposits
Checking with interest	1.66%	1.60%	1.52%	1.57%	1.70%	6	1.59%	1.72%	(13)
Money market	2.40	2.35	2.38	2.59	2.82	5	2.38	2.83	(45)
Savings	3.52	3.48	3.46	3.51	3.66	4	3.49	3.74	(25)
Time deposits	3.54	3.36	3.31	3.38	3.45	18	3.42	3.55	(13)
Total interest-bearing deposits	2.82	2.73	2.70	2.81	3.00	9	2.75	3.04	(29)
Borrowings:
Securities sold under customer repurchase agreements	0.37	0.35	0.37	0.52	0.51	2	0.36	0.53	(17)
Senior unsecured borrowings	5.31	5.13	5.23	5.27	5.27	18	5.22	5.20	2
Subordinated debt	5.43	5.27	5.28	5.20	5.02	16	5.32	4.68	64
Other borrowings	3.66	3.66	3.66	3.67	3.66	—	3.66	3.66	—
Long-term borrowings	3.87	3.80	3.78	3.76	3.73	7	3.81	3.71	10
Total borrowings	3.85	3.78	3.76	3.74	3.70	7	3.80	3.67	13
Total interest-bearing liabilities	3.01%	2.95%	2.93%	3.03%	3.16%	6	2.96%	3.19%	(23)

Net interest income
Net interest spread (2)	2.35%	2.39%	2.37%	2.45%	2.48%	(4)	2.37%	2.47%	(10)
Net interest margin (2)	3.07%	3.10%	3.09%	3.20%	3.26%	(3)	3.09%	3.26%	(17)

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Deposits by Type
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	Increase (Decrease) From LQ
Noninterest-bearing demand	$42,402	$42,475	$43,606	$40,653	$42,752	$(73)	(0.2)%
Checking with interest	28,349	25,778	25,599	24,377	23,731	2,571	10.0
Money market	42,906	39,964	41,136	38,687	38,718	2,942	7.4
Savings	53,465	50,083	47,258	46,625	46,915	3,382	6.8
Time	18,142	15,127	13,243	11,236	11,074	3,015	19.9
Total deposits	$185,264	$173,427	$170,842	$161,578	$163,190	$11,837	6.8%

Loans and Credit Quality

Loans and Leases by Class						Increase (Decrease) From LQ
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025

Commercial
Commercial and industrial	$48,684	$46,574	$45,753	$44,721	$44,909	$2,110	4.5%
Capital call lines	38,126	34,203	32,274	31,791	28,643	3,923	11.5
Owner occupied commercial mortgage	18,346	17,904	17,502	17,660	17,232	442	2.5
Investor dependent	2,582	2,624	2,714	2,778	2,772	(42)	(1.6)
Commercial real estate	23,038	23,233	23,707	23,784	23,255	(195)	(0.8)
Total commercial	130,776	124,538	121,950	120,734	116,811	6,238	5.0
Consumer
Residential mortgage	21,516	21,566	21,698	21,861	22,653	(50)	(0.2)
Revolving mortgage	2,853	2,868	2,863	2,863	2,794	(15)	(0.6)
Auto	1,224	1,261	1,332	1,416	1,463	(37)	(2.9)
Other consumer	821	801	849	1,056	1,037	20	2.4
Total consumer	26,414	26,496	26,742	27,196	27,947	(82)	(0.3)
Total loans and leases	157,190	151,034	148,692	147,930	144,758	6,156	4.1
Less: allowance for loan and lease losses	(1,436)	(1,484)	(1,558)	(1,566)	(1,652)	(48)	(3.2)
Total loans and leases, net of allowance for loan and lease losses	$155,754	$149,550	$147,134	$146,364	$143,106	$6,204	4.1%

Accruing Loans, 30-89 Days Past Due						Increase (Decrease) From LQ
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Commercial
Commercial and industrial	$161	$204	$251	$288	$325	$(43)	(20.8)%
Capital call lines	—	—	31	—	—	—	—
Owner occupied commercial mortgage	96	85	89	97	52	11	13.7
Investor dependent	2	5	8	12	3	(3)	(59.3)
Commercial real estate	72	28	97	252	119	44	153.2
Total commercial	331	322	476	649	499	9	3.0
Consumer
Residential mortgage	122	155	173	210	151	(33)	(21.6)
Revolving mortgage	24	28	27	29	19	(4)	(16.0)
Auto	14	13	12	18	12	1	4.4
Other consumer	7	7	6	8	7	—	—
Total consumer	167	203	218	265	189	(36)	(18.2)
Total loans and leases	$498	$525	$694	$914	$688	$(27)	(5.2)%

As a percentage of total loans
Commercial
Commercial and industrial	0.33%	0.44%	0.55%	0.65%	0.72%	(11)	bps
Capital call lines	—	—	0.10	—	—	—
Owner occupied commercial mortgage	0.52	0.47	0.51	0.55	0.30	5
Investor dependent	0.08	0.20	0.30	0.44	0.09	(12)
Commercial real estate	0.31	0.12	0.41	1.06	0.51	19
Total commercial	0.25	0.26	0.39	0.54	0.43	(1)
Consumer
Residential mortgage	0.57	0.72	0.79	0.96	0.67	(15)
Revolving mortgage	0.84	0.99	0.92	1.04	0.69	(15)
Auto	1.12	1.04	0.92	1.24	0.84	8
Other consumer	0.87	0.84	0.76	0.76	0.63	3
Total consumer	0.63	0.77	0.81	0.97	0.68	(14)
Total loans and leases	0.32%	0.35%	0.47%	0.62%	0.48%	(3)	bps

Loans and Credit Quality

Accruing Loans, 90+ Days Past Due						Increase (Decrease) From LQ
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Commercial
Commercial and industrial	$6	$37	$35	$63	$10	$(31)	(83.5)%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	17	14	16	1	—	3	19.8
Investor dependent	—	—	—	—	—	—	—
Commercial real estate	78	197	185	171	191	(119)	(60.1)
Total commercial	101	248	236	235	201	(147)	(59.1)
Consumer
Residential mortgage	1	7	7	7	6	(6)	(83.8)
Revolving mortgage	—	—	—	—	—	—	—
Auto	—	—	—	—	—	—	—
Other consumer	2	1	2	2	2	1	25.2
Total consumer	3	8	9	9	8	(5)	(64.6)
Total loans and leases	$104	$256	$245	$244	$209	$(152)	(59.3)%

As a percentage of total loans
Commercial
Commercial and industrial	0.01%	0.08%	0.08%	0.14%	0.02%	(7)	bps
Capital call lines	—	—	—	—	—	—
Owner occupied commercial mortgage	0.09	0.08	0.09	—	—	1
Investor dependent	—	—	—	—	—	—
Commercial real estate	0.34	0.85	0.78	0.72	0.82	(51)
Total commercial	0.08	0.20	0.19	0.19	0.17	(12)
Consumer
Residential mortgage	0.01	0.03	0.03	0.03	0.03	(2)
Revolving mortgage	—	—	0.01	—	—	—
Auto	—	—	—	—	—	—
Other consumer	0.23	0.18	0.24	0.20	0.22	5
Total consumer	0.01	0.03	0.04	0.03	0.03	(2)
Total loans and leases	0.07%	0.17%	0.17%	0.16%	0.15%	(10)	bps

Loans and Credit Quality

Nonaccrual Loans						Increase (Decrease) From LQ
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Commercial
Commercial and industrial	$466	$498	$461	$456	$595	$(32)	(6.6)%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	180	153	162	159	158	27	17.4
Investor dependent	28	41	37	49	61	(13)	(31.2)
Commercial real estate	430	512	524	418	383	(82)	(16.1)
Total commercial	1,104	1,204	1,184	1,082	1,197	(100)	(8.4)
Consumer
Residential mortgage	218	196	196	179	167	22	11.4
Revolving mortgage	34	35	38	35	33	(1)	(2.3)
Auto	9	10	10	9	8	(1)	(3.5)
Other consumer	1	1	1	2	1	—	—
Total consumer	262	242	245	225	209	20	8.8
Total loans and leases	$1,366	$1,446	$1,429	$1,307	$1,406	$(80)	(5.5)%

As a percentage of total loans
Commercial
Commercial and industrial	0.96%	1.07%	1.01%	1.02%	1.33%	(11)	bps
Capital call lines	—	—	—	—	—	—
Owner occupied commercial mortgage	0.98	0.86	0.93	0.90	0.91	12
Investor dependent	1.08	1.54	1.35	1.75	2.19	(46)
Commercial real estate	1.86	2.20	2.21	1.76	1.65	(34)
Total commercial	0.84	0.97	0.97	0.90	1.02	(13)
Consumer
Residential mortgage	1.01	0.91	0.90	0.82	0.74	10
Revolving mortgage	1.21	1.23	1.31	1.22	1.18	(2)
Auto	0.75	0.76	0.77	0.67	0.57	(1)
Other consumer	0.17	0.16	0.14	0.19	0.13	1
Total consumer	1.00	0.91	0.92	0.83	0.75	9
Total loans and leases	0.87%	0.96%	0.96%	0.88%	0.97%	(9)	bps

Other Real Estate Owned
dollars in millions
Other real estate owned	$77	$113	$110	$119	$95	$(36)	(32.0)%

Criticized Commercial Loans (1)						Increase (Decrease) From LQ
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025

Commercial and industrial	$3,293	$3,272	$3,434	$3,487	$3,678	$21	0.7%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	961	924	1,004	978	1,064	37	4.0
Investor dependent	580	584	577	646	617	(4)	(0.9)
Commercial real estate	1,508	1,557	1,620	1,779	1,816	(49)	(3.2)
Total criticized commercial loans	$6,342	$6,337	$6,635	$6,890	$7,175	$5	0.1%

As a percentage of loans
Commercial and industrial	6.76%	7.02%	7.51%	7.80%	8.19%	(26)	bps
Capital call lines	—	—	—	—	—	—
Owner occupied commercial mortgage	5.24	5.16	5.74	5.54	6.17	8
Investor dependent	22.44	22.28	21.28	23.22	22.26	16
Commercial real estate	6.55	6.70	6.84	7.48	7.81	(15)
Total criticized commercial loans	4.85%	5.09%	5.44%	5.71%	6.14%	(24)	bps
(1) Consists of commercial loans rated as special mention, substandard, or doubtful.

Loans and Credit Quality

Net Charge-offs	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Commercial
Commercial and industrial	$51	$63	$84	$76	$184	$(12)	(17.4)%	$198	$325	$(127)	(38.7)%
Capital call lines	—	—	—	—	—	—	—	—	—	—	—
Owner occupied commercial mortgage	—	1	4	4	2	(1)	(100.0)	5	3	2	81.7
Investor dependent	16	12	5	20	17	4	29.6	33	71	(38)	(53.0)
Commercial real estate	31	27	12	39	23	4	16.6	70	82	(12)	(15.1)
Total commercial	98	103	105	139	226	(5)	(3.7)	306	481	(175)	(36.2)
Consumer
Residential mortgage	(1)	—	(1)	(1)	4	(1)	(100.0)	(2)	3	(5)	(181.7)
Revolving mortgage	1	(1)	—	—	—	2	307.2	—	(1)	1	100.0
Auto	1	2	1	1	—	(1)	(12.7)	4	2	2	39.9
Other consumer	4	4	6	4	4	—	—	14	12	2	17.7
Total consumer	5	5	6	4	8	—	—	16	16	—	—
Total net charge-offs	$103	$108	$111	$143	$234	$(5)	(4.0)%	$322	$497	$(175)	(35.2)%

Net charge-off ratio (1)
Commercial
Commercial and industrial	0.44%	0.55%	0.73%	0.68%	1.65%	(11)	bps	0.57%	0.98%	(41)	bps
Capital call lines	—	—	—	—	—	—		—	—	—
Owner occupied commercial mortgage	—	0.02	0.09	0.09	0.05	(2)		0.03	0.02	1
Investor dependent	2.42	1.82	0.77	2.88	2.44	60		1.65	3.21	(156)
Commercial real estate	0.53	0.45	0.21	0.67	0.39	8		0.40	0.47	(7)
Total commercial	0.31	0.33	0.34	0.47	0.78	(2)		0.33	0.56	(23)
Consumer								—	—
Residential mortgage	(0.02)	(0.01)	—	(0.02)	0.07	(1)		(0.01)	0.01	(2)
Revolving mortgage	0.03	(0.01)	(0.04)	(0.02)	—	4		(0.01)	(0.02)	1
Auto	0.35	0.30	0.53	0.23	0.25	5		0.39	0.25	14
Other consumer	1.95	2.08	2.28	1.54	1.42	(13)		2.06	1.56	50
Total consumer	0.06	0.07	0.10	0.05	0.12	(1)		0.08	0.08	—
Total net charge-offs (2)	0.27%	0.29%	0.30%	0.39%	0.65%	(2)	bps	0.28%	0.47%	(19)	bps

(1) Annualized net charge-offs as a percentage of average loans (calculated as the average of beginning and ending balances unless otherwise noted).
(2) Annualized net charge-offs as a percentage of the average daily balance for the period.

Loans and Credit Quality

Allowance for Loan and Lease Losses (ALLL)	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
ALLL at beginning of period	$1,484	$1,558	$1,566	$1,652	$1,672	$(74)	(4.7)%	$1,566	$1,676	$(110)	(6.5)%
BMO PSL ALLL (1)	5	—	—	—	—	5	NM	5	—	5	NM
Provision for loan and lease losses	50	34	103	57	214	16	48.2	187	473	(286)	(60.5)
Charge-offs	(135)	(130)	(132)	(174)	(256)	5	4.3	(397)	(567)	(170)	(30.0)
Recoveries	32	22	21	31	22	10	43.9	75	70	5	7.0
Net charge-offs	(103)	(108)	(111)	(143)	(234)	(5)	(4.0)	(322)	(497)	(175)	(35.1)
ALLL at end of period	$1,436	$1,484	$1,558	$1,566	$1,652	$(48)	(3.2)%	$1,436	$1,652	$(216)	(13.1)%
(1) ALLL for purchased seasoned loans acquired in the acquisition of 138 BMO Bank N.A. branches completed on September 4, 2026.

Allowance for Loan and Lease Losses (ALLL)						Increase (Decrease) From LQ
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Commercial
Commercial and industrial	$736	$740	$808	$807	$814	$(4)	(0.6)%
Capital call lines	29	28	29	29	29	1	3.4
Owner occupied commercial mortgage	64	60	52	50	52	4	6.5
Investor dependent	146	170	166	181	201	(24)	(14.0)
Commercial real estate	319	355	373	369	428	(36)	(10.1)
Total commercial	1,294	1,353	1,428	1,436	1,524	(59)	(4.4)
Consumer
Residential mortgage	80	72	70	67	69	8	11.2
Revolving mortgage	25	27	28	26	22	(2)	(8.1)
Auto	10	10	9	9	10	—	—
Other consumer	27	22	23	28	27	5	24.8
Total consumer	142	131	130	130	128	11	8.2
Total ALLL	$1,436	$1,484	$1,558	$1,566	$1,652	$(48)	(3.3)%

As a percentage of loans
Commercial
Commercial and industrial	1.51%	1.59%	1.77%	1.80%	1.82%	(8)	bps
Capital call lines	0.08	0.08	0.09	0.09	0.10	—
Owner occupied commercial mortgage	0.35	0.33	0.30	0.28	0.30	2
Investor dependent	5.65	6.46	6.12	6.52	7.24	(81)
Commercial real estate	1.38	1.53	1.58	1.55	1.84	(15)
Total commercial	0.99	1.09	1.17	1.19	1.31	(10)
Consumer
Residential mortgage	0.37	0.33	0.32	0.31	0.30	4
Revolving mortgage	0.87	0.94	0.96	0.89	0.78	(7)
Auto	0.81	0.83	0.70	0.67	0.66	(2)
Other consumer	3.35	2.75	2.71	2.62	2.54	60
Total consumer	0.54	0.49	0.48	0.48	0.45	5
Total loans and leases	0.91%	0.98%	1.05%	1.06%	1.14%	(7)	bps

Provision for Credit Losses	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Provision for loan and lease losses	$50	$34	$103	$57	$214	$16	48.2%	$187	$473	(286)	(60.5)%
Provision (benefit) for off-balance sheet credit exposure	6	(44)	(32)	(5)	(23)	50	112.8	(70)	(13)	(57)	(439.5)
(Benefit) provision for other receivables	(1)	—	1	2	—	(1)	NM	—	—	—	—
Provision (benefit) for credit losses	$55	$(10)	$72	$54	$191	$65	650.2%	$117	$460	$(343)	(74.6)%

Statements of Income by Segment

General Bank	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Net interest income	$829	$819	$813	$841	$846	$10	1.2%	$2,461	$2,458	$3	0.1%
Total noninterest income	184	187	172	170	166	(3)	(1.6)	543	494	49	9.9
Total revenue	1,013	1,006	985	1,011	1,012	7	0.7	3,004	2,952	52	1.8
Personnel cost	225	209	215	211	210	16	7.9	649	627	22	3.6
All other noninterest expense	397	392	385	393	372	5	1.4	1,174	1,100	74	6.7
Total noninterest expense	622	601	600	604	582	21	3.7	1,823	1,727	96	5.6
Provision for credit losses	37	54	17	17	1	(17)	(26.6)	108	60	48	84.6
Income before income taxes	354	351	368	390	429	3	0.2	1,073	1,165	(92)	(8.2)
Income tax expense	88	85	90	82	109	3	3.1	263	298	(35)	(11.8)
Net income	$266	$266	$278	$308	$320	$—	—%	$810	$867	$(57)	(6.9)%

Commercial Bank	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Net interest income	$848	$805	$802	$834	$796	$43	5.3%	$2,455	$2,371	$84	3.5%
Noninterest Income
Rental income on operating lease equipment	51	54	55	55	54	(3)	(3.5)	160	164	(4)	(2.4)
All other noninterest income	269	270	230	241	236	(1)	(0.3)	769	665	104	15.7
Total noninterest income	320	324	285	296	290	(4)	(0.8)	929	829	100	12.1
Total revenue	1,168	1,129	1,087	1,130	1,086	39	3.5	3,384	3,200	184	5.8
Noninterest Expense
Personnel cost	186	186	199	180	184	—	—	571	557	14	2.6
Depreciation on operating lease equipment	41	43	43	44	43	(2)	(3.8)	127	131	(4)	(3.4)
All other noninterest expense	398	400	404	432	412	(2)	(0.2)	1,202	1,254	(52)	(4.1)
Total noninterest expense	625	629	646	656	639	(4)	(0.5)	1,900	1,942	(42)	(2.1)
Provision (benefit) for credit losses	18	(64)	55	37	190	82	128.1	9	400	(391)	(97.8)
Income before income taxes	525	564	386	437	257	(39)	(6.9)	1,475	858	617	71.8
Income tax expense	131	136	95	102	64	(5)	(3.9)	362	218	144	65.1
Net income	$394	$428	$291	$335	$193	$(34)	(7.9)%	$1,113	$640	$473	74.0%

Rental Income on Operating Lease Equipment (non-GAAP)	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Rental income on operating leases (GAAP)	$51	$54	$55	$55	$54	$(3)	(3.5)%	$160	$164	$(4)	(2.4)%
Less: depreciation on operating lease equipment	41	43	43	44	43	(2)	(3.8)	127	131	(4)	(3.4)
Adjusted rental income on operating lease equipment (non-GAAP)	$10	$11	$12	$11	$11	$(1)	(9.1)%	$33	$33	$—	—%

Statements of Income by Segment

Rail	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Net interest expense	$(60)	$(59)	$(58)	$(53)	$(55)	$(1)	(2.3)%	$(177)	$(160)	$(17)	(11)%
Noninterest Income
Rental income on operating lease equipment	237	226	226	226	219	11	4.4	689	651	38	5.8
All other noninterest income	2	7	9	9	2	(5)	(72.3)	18	7	11	165.8
Total noninterest income	239	233	235	235	221	6	2.2	707	658	49	7.5
Total revenue	179	174	177	182	166	5	2.2	530	498	32	6.5
Noninterest Expense
Personnel cost	7	6	8	6	6	1	0.2	21	20	1	4.1
Depreciation on operating lease equipment	59	58	58	58	55	1	1.7	175	165	10	6.1
Maintenance and other operating lease expenses	66	67	65	64	67	(1)	(1.0)	198	180	18	10.2
All other noninterest expense	19	18	17	16	16	1	7.0	54	56	(2)	(4.2)
Total noninterest expense	151	149	148	144	144	2	1.0	448	421	27	6.4
Income before income taxes	28	25	29	38	22	3	8.1	82	77	5	7.6
Income tax expense	7	6	7	9	5	1	11.3	20	19	1	2.3
Net income	$21	$19	$22	$29	$17	$2	7.2%	$62	$58	$4	9.4%

Rental Income on Operating Lease Equipment (non-GAAP)	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Rental income on operating leases (GAAP)	$237	$226	$226	$226	$219	$11	4.4%	$689	$651	$38	5.8%
Less: depreciation on operating lease equipment	59	58	58	58	55	1	1.7	175	165	10	6.1
Less: maintenance and other operating lease expenses	66	67	65	64	67	(1)	(1.0)	198	180	18	10.2
Adjusted rental income on operating lease equipment (non-GAAP)	$112	$101	$103	$104	$97	$11	10.9%	$316	$306	$10	3.3%

Corporate (1)	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Net interest income	$82	$91	$64	$100	$147	$(9)	(9.2)%	$237	$423	$(186)	(43.9)%
Total noninterest income	(9)	32	—	14	22	(41)	(128.5)	23	31	(8)	(25.8)
Total revenue	73	123	64	114	169	(50)	(40.4)	260	454	(194)	(42.6)
Personnel cost	424	443	447	452	417	(19)	(4.1)	1,314	1,241	73	5.8
Acquisition-related expenses	18	8	5	33	28	10	110.8	31	108	(77)	(71.1)
All other noninterest expense (2)	(267)	(279)	(310)	(317)	(319)	12	4.1	(856)	(955)	99	10.4
Total noninterest expense	175	172	142	168	126	3	1.6	489	394	95	24.1
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—
(Loss) Income before income taxes	(102)	(49)	(78)	(54)	43	(53)	(100.3)	(229)	60	(289)	(477.1)
Income tax (benefit) expense	(27)	(8)	(21)	38	5	(19)	(206.2)	(56)	(1)	(55)	NM
Net (loss) income	$(75)	$(41)	$(57)	$(92)	$38	$(34)	(77.5)%	$(173)	$61	$(234)	(374.9)%

(1) BancShares’ segments include the General Bank, Commercial Bank, and Rail. All other financial information not included in the segments is reported in the Corporate section of the segment disclosures.
(2) Under BancShares’ segment expense allocation methodology, allocated expenses increase noninterest expense of the applicable segment(s), with an offsetting decrease to Corporate noninterest expense. “All other noninterest expense” in the table above includes the effect of allocated expenses, resulting in a reduction to expense (i.e. contra expense) for Corporate.

Loans and Deposits by Segment

Loans and Leases						Increase (Decrease) From LQ
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
At Period End
General Bank	$64,988	$64,355	$64,367	$64,958	$65,225	$633	1.0%
Commercial Bank	92,119	86,635	84,263	82,910	79,470	5,484	6.3
Rail and Corporate	83	44	62	62	63	39	88.6
Total loans and leases	$157,190	$151,034	$148,692	$147,930	$144,758	$6,156	4.1%

	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Average Balances
General Bank	$64,581	$64,385	$64,884	$65,324	$65,059	$196	0.3%	$64,615	$64,967	$(352)	(0.5)%
Commercial Bank	89,567	85,425	83,993	81,400	77,608	4,142	4.9	86,349	76,725	9,624	12.5
Rail and Corporate	367	284	244	220	190	83	29.0	299	126	173	138.2
Total loans and leases	$154,515	$150,094	$149,121	$146,944	$142,857	$4,421	2.9%	$151,263	$141,818	$9,445	6.7%

Deposits						Increase (Decrease) From LQ
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
At Period End
General Bank	$81,381	$75,718	$75,914	$74,796	$74,596	$5,663	7.5%
Commercial Bank	47,151	45,690	47,191	41,532	42,869	1,461	3.2
Rail	2	2	2	2	2	—	—
Corporate- Direct Bank	51,428	48,222	45,408	44,802	45,146	3,206	6.7
Corporate- Brokered Deposits	4,647	3,325	1,831	—	134	1,322	39.8
Corporate- other (1)	655	470	496	446	443	185	39.4
Corporate	56,730	52,017	47,735	45,248	45,723	4,713	9.1
Total deposits	$185,264	$173,427	$170,842	$161,578	$163,190	$11,837	6.8%

	Three Months Ended					Increase (Decrease) From LQ		Nine Months Ended		Increase (Decrease) From PYTD
dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025			September 30, 2026	September 30, 2025
Average Balances
General Bank	$77,717	$75,603	$75,199	$75,398	$73,882	$2,114	2.8%	$76,182	$73,687	$2,495	3.4%
Commercial Bank	46,226	45,200	44,546	42,273	40,619	1,026	2.3	45,330	39,355	5,975	15.2
Rail	2	2	2	2	2	—	—	2	8	(6)	(73.2)
Corporate- Direct Bank	49,995	46,493	44,883	44,818	45,221	3,502	7.5	47,143	44,052	3,091	7.0
Corporate- Brokered Deposits	3,973	2,447	589	41	140	1,526	62.4	2,349	261	2,088	800.0
Corporate- other (1)	769	894	708	659	760	(125)	(14.0)	790	874	(84)	(9.6)
Corporate	54,737	49,834	46,180	45,518	46,121	4,903	9.8	50,282	45,187	5,095	11.3
Total deposits	$178,682	$170,639	$165,927	$163,191	$160,624	$8,043	4.7%	$171,796	$158,237	$13,559	8.6%
(1) Includes other deposits not allocated to the General Bank, Commercial Bank or Rail segments.

Purchase Accounting Summary

dollars in millions	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Loans and leases (including off-balance sheet exposure) (1)
Beginning balance - unamortized fair value mark	$(1,240)	$(1,300)	$(1,351)	$(1,411)	$(1,483)
Other	1	5	3	1	1
Accretion	50	55	48	59	71
Ending balance	$(1,189)	$(1,240)	$(1,300)	$(1,351)	$(1,411)

Core deposits and other intangibles
Beginning balance	$171	$182	$195	$208	$221
Additions - BMO Branch Acquisition	192	—	—	—	—
Amortization	(14)	(11)	(13)	(13)	(13)
Ending balance	$349	$171	$182	$195	$208

Borrowings (2)
Beginning balance - unamortized fair value mark	$47	$61	$78	$97	$107
Amortization	(6)	(7)	(9)	(10)	(10)
Loss on extinguishment of debt	(19)	(7)	(8)	(9)	—
Ending balance	$22	$47	$61	$78	$97

Note – The summary above only includes select information and is not intended to represent all purchase accounting adjustments.
(1) Purchase accounting marks on loans and leases is comprised of credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the receivable or in full in the event of prepayment.
(2) Purchase accounting marks on borrowings represent interest rate marks and are recognized using the level-yield method over the remaining term of the liability.

Non-GAAP Reconciliations

		Three Months Ended					Nine Months Ended
dollars in millions, except share and per share data		September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Net income and EPS
Net income (GAAP)	a	$606	$672	$534	$580	$568	$1,812	$1,626
Preferred stock dividends		29	32	26	14	14	87	43
Net income available to common stockholders (GAAP)	b	$577	$640	$508	$566	$554	$1,725	$1,583
Total notable items, after income tax	c	46	19	26	68	19	91	96
Adjusted net income (non-GAAP)	d = (a+c)	652	691	560	648	587	1,903	1,722
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$623	$659	$534	$634	$573	$1,816	$1,679
Weighted average common shares outstanding
Basic	f	11,250,519	11,535,792	11,924,899	12,363,028	12,849,339	11,567,933	13,217,940
Diluted	g	11,250,519	11,535,792	11,924,899	12,363,028	12,849,339	11,567,933	13,217,940
EPS (GAAP)
Basic	b/f	$51.23	$55.52	$42.63	$45.81	$43.08	$149.14	$119.70
Diluted	b/g	51.23	55.52	42.63	45.81	43.08	149.14	119.70
Adjusted EPS (non-GAAP)
Basic	e/f	$55.37	$57.09	$44.86	$51.27	$44.62	$157.02	$127.03
Diluted	e/g	55.37	57.09	44.86	51.27	44.62	157.02	127.03

Noninterest income and expense
Noninterest income (GAAP)	h	$734	$776	$692	$715	$699	$2,202	$2,012
Impact of notable items, before income tax		(159)	(190)	(172)	(186)	(181)	(521)	(502)
Adjusted noninterest income (non-GAAP)	i	$575	$586	$520	$529	$518	$1,681	$1,510

Noninterest expense (GAAP)	j	$1,573	$1,551	$1,536	$1,572	$1,491	$4,660	$4,484
Impact of notable items, before income tax		(218)	(205)	(206)	(204)	(212)	(629)	(649)
Adjusted noninterest expense (non-GAAP)	k	$1,355	$1,346	$1,330	$1,368	$1,279	$4,031	$3,835

PPNR
Net income (GAAP)	a	$606	$672	$534	$580	$568	$1,812	$1,626
Plus: provision (benefit) for credit losses		55	(10)	72	54	191	117	460
Plus: income tax expense		199	219	171	231	183	589	534
PPNR (non-GAAP)	l	$860	$881	$777	$865	$942	$2,518	$2,620
Impact of notable items (1)		59	15	34	18	31	108	147
Adjusted PPNR (non-GAAP)	m	$919	$896	$811	$883	$973	$2,626	$2,767
(1) Excludes the impact of notable items on income taxes as this is excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Non-GAAP Reconciliations

		Three Months Ended					Nine Months Ended
dollars in millions		September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
ROA
Net income (GAAP)	a	$606	$672	$534	$580	$568	$1,812	$1,626
Annualized net income	n = a annualized	2,403	2,699	2,164	2,303	2,254	2,423	2,173
Adjusted net income (non-GAAP)	d	652	691	560	648	587	1,903	1,722
Annualized adjusted net income	p = d annualized	2,588	2,771	2,272	2,571	2,332	2,545	2,303
Average assets	o	240,727	235,200	233,181	233,432	230,529	236,397	227,862
ROA	n/o	1.00%	1.15%	0.93%	0.99%	0.98%	1.02%	0.95%
Adjusted ROA (non-GAAP)	p/o	1.08	1.18	0.97	1.10	1.01	1.08	1.01

PPNR ROA
PPNR (non-GAAP)	l	$860	$881	$777	$865	$942	$2,518	$2,620
Annualized PPNR	q = l annualized	3,409	3,536	3,152	3,430	3,738	3,366	3,503
Adjusted PPNR (non-GAAP)	m	919	896	811	883	973	2,626	2,767
Annualized adjusted PPNR	r = m annualized	3,646	3,595	3,288	3,504	3,860	3,511	3,700
PPNR ROA (non-GAAP)	q/o	1.42%	1.50%	1.35%	1.47%	1.62%	1.42%	1.54%
Adjusted PPNR ROA (non-GAAP)	r/o	1.51	1.53	1.41	1.50	1.67	1.49	1.62

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,287	$2,569	$2,062	$2,247	$2,196	$2,307	$2,115
Annualized adjusted net income available to common stockholders	t = e annualized	$2,471	$2,642	$2,170	$2,515	$2,275	$2,429	$2,245

Average stockholders' equity (GAAP)		$22,004	$22,180	$22,487	$22,197	$22,291	$22,222	$22,411
Less: average preferred stock		1,819	1,765	1,613	1,117	881	1,733	881
Average common stockholders' equity	u	$20,185	$20,415	$20,874	$21,080	$21,410	$20,489	$21,530
Less: average goodwill		367	346	346	346	346	353	346
Less: average other intangible assets		224	179	191	204	216	198	230
Average tangible common equity (non-GAAP)	v	$19,594	$19,890	$20,337	$20,530	$20,848	$19,938	$20,954
ROE	s/u	11.33%	12.58%	9.88%	10.66%	10.26%	11.26%	9.82%
Adjusted ROE (non-GAAP)	t/u	12.24	12.94	10.39	11.93	10.62	11.85	10.43
ROTCE (non-GAAP)	s/v	11.67	12.92	10.14	10.94	10.53	11.57	10.09
Adjusted ROTCE (non-GAAP)	t/v	12.61	13.28	10.67	12.25	10.91	12.18	10.71

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$21,577	$21,900	$22,048	$22,238	$21,986
Less: preferred stock		2,061	1,765	1,765	1,375	881
Common equity	x	$19,516	$20,135	$20,283	$20,863	$21,105
Less: goodwill	y	418	346	346	346	346
Less: other intangible assets	z	349	171	182	195	208
Tangible common equity (non-GAAP)	aa	$18,749	$19,618	$19,755	$20,322	$20,551
Total assets (GAAP)	bb	241,182	236,842	235,959	229,698	233,488
Tangible assets (non-GAAP)	cc = bb - (y + z)	240,415	236,325	235,431	229,157	232,934
Total equity to total assets (GAAP)	w/bb	8.95%	9.25%	9.34%	9.68%	9.42%
Tangible common equity to tangible assets (non-GAAP)	aa/cc	7.80	8.30	8.39	8.87	8.82
Note: Certain items above do not precisely recalculate as presented due to rounding.

Non-GAAP Reconciliations

		Three Months Ended					Nine Months Ended
dollars in millions, except share and per share data		September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Book value and tangible book value per common share at period end
Common shares outstanding at period end	dd	11,111,579	11,390,407	11,689,314	12,139,159	12,618,629
Book value per share	x/dd	$1,756.40	$1,767.79	$1,735.18	$1,718.71	$1,672.54
Tangible book value per common share (non-GAAP)	aa/dd	1,687.41	1,722.35	1,689.96	1,674.11	1,628.64

Efficiency ratio
Net interest income	ee	$1,699	$1,656	$1,621	$1,722	$1,734	$4,976	$5,092
Efficiency ratio (GAAP)	j / (h + ee)	64.68%	63.75%	66.41%	64.53%	61.27%	64.92%	63.12%
Adjusted efficiency ratio (non-GAAP)	k / (i + ee)	59.59	60.05	62.13	60.79	56.78	60.56	58.08

Rental income on operating lease equipment
Rental income on operating lease equipment (GAAP)		$288	$280	$281	$281	$273	$849	$815
Less: depreciation on operating lease equipment		100	101	101	102	98	302	296
Less: maintenance and other operating lease expenses		66	67	65	64	67	198	180
Adjusted rental income on operating lease equipment (non-GAAP)		$122	$112	$115	$115	$108	$349	$339

Rental income on operating lease equipment: Commercial Bank Segment
Rental income on operating leases (GAAP)		$51	$54	$55	$55	$54	$160	$164
Less: depreciation on operating lease equipment		41	43	43	44	43	127	131
Adjusted rental income on operating lease equipment (non-GAAP)		$10	$11	$12	$11	$11	$33	$33

Rental income on operating lease equipment: Rail Segment
Rental income on operating leases (GAAP)		$237	$226	$226	$226	$219	$689	$651
Less: depreciation on operating lease equipment		59	58	58	58	55	175	165
Less: maintenance and other operating lease expenses		66	67	65	64	67	198	180
Adjusted rental income on operating lease equipment (non-GAAP)		$112	$101	$103	$104	$97	$316	$306

Non-GAAP Reconciliations

		Three Months Ended					Nine Months Ended
dollars in millions		September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Net interest income & Net interest margin
Net interest income (GAAP)	ee	$1,699	$1,656	$1,621	$1,722	$1,734	$4,976	$5,092
Loan PAA	ff	50	55	48	59	71	153	230
Other PAA	gg	(6)	(7)	(9)	(10)	(10)	(22)	(28)
PAA	hh = (ff + gg)	$44	$48	$39	$49	$61	$131	$202
Net interest income, excluding PAA (non-GAAP)	ii = (ee - hh)	$1,655	$1,608	$1,582	$1,673	$1,673	$4,845	$4,890

Annualized net interest income	jj = ee annualized	$6,740	$6,642	$6,575	$6,834	$6,878	$6,653	$6,808
Annualized net interest income, excluding PAA	kk = ii annualized	6,565	6,451	6,416	6,640	6,637	6,478	6,537
Average interest-earning assets	ll	219,732	213,990	212,552	213,294	211,042	215,451	208,432

NIM (GAAP)	jj/ll	3.07%	3.10%	3.09%	3.20%	3.26%	3.09%	3.26%
NIM, excluding PAA (non-GAAP)	kk/ll	2.99	3.01	3.01	3.11	3.15	3.00	3.13

Interest income on loans (GAAP)		$2,341	$2,253	$2,206	$2,290	$2,300	$6,800	$6,806
Less: loan PAA	ff	50	55	48	59	71	153	230
Interest income on loans, excluding loan PAA (non-GAAP)		$2,291	$2,198	$2,158	$2,231	$2,229	$6,647	$6,576

Personnel cost
Personnel cost (GAAP)		$842	$844	$869	$849	$817	$2,555	$2,445
Less: impact of notable items		6	8	12	—	6	26	6
Adjusted personnel cost (non-GAAP)		$836	$836	$857	$849	$811	$2,529	$2,439

Professional fees
Professional fees (GAAP)		$18	$26	$24	$34	$26	$68	$81
Less: impact of notable items		4	5	6	—	—	15	—
Adjusted professional fees (non-GAAP)		$14	$21	$18	$34	$26	$53	$81

Note: Certain items above do not precisely recalculate as presented due to rounding.